SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     The Securities and Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                 April 24, 1998


                         GlenGate Apparel, Incorporated
              Exact Name of Registrant as Specified in its Charter)


   New Jersey                         1-9681                  11-2824646
(State or other                     (Commission File          (IRS Employer
  jurisdiction of                     Number)                  Identification
  incorporation)                                               Number)


                               75 Rod Smith Place
                         Cranford, New Jersey 07016
                    (Address of principal executive offices)


                        (908) 653-9100
                         (Registrant's Telephone Number,
                              Including Area Code)



                 (Former Address, if changed since last report)



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Items 1-3:        Inapplicable

Item 4:  Changes in Registrant's Certifying Accountants

                  On April 24, 1998, Registrant dismissed BDO Seidman ("BDO") as the Registrant's independent auditors. The Registrant's decision to dismiss BDO was recommended by the audit committee of Registrant's Board of Directors and by its full Board of Directors. Registrant's Board of Directors has decided to engage Withum, Smith & Brown ("WS&B") as Registrant's principal accountant to audit Registrant's financial statements for the fiscal year ending September 30, 1998.

                  Registrant and BDO have not had any disagreements during the past two fiscal years or any subsequent interim period with respect to matters of accounting principles or practices, financial statement disclosure or auditing scope, or procedure which, if not resolved to BDO's satisfaction, would have caused it to make reference to the subject matter of such disagreement in its reports.

                  BDO's report on the financial statements for the past two years did not, in either year, contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

                  During  the past two fiscal  years and  during the  subsequent interim period preceding the dismissal of BDO, BDO did not advise the Registrant that: (i.) the internal controls necessary for the Registrant to develop reliable financial statements did not exist; (ii.) information had come to BDO's attention that led it to no longer be able to rely on management's representations or that made it unwilling to be associated with the financial statements prepared by management; (iii.) there was a need to expand significantly the scope of its audit, or that information had come to the attention of BDO that if further investigated might (A) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that might prevent it from rendering an unqualified report on those financial statements), or (B) cause BDO to be unwilling to rely on management's representations or be associated with the Registrant's financial statements, and due to the dismissal of BDO or for any other reason. BDO did not so expand the scope of its audit or conduct such further investigation; or (iv.) information had come to the attention of BDO that it had concluded materially impacted the fairness or reliability of either (A) a previously issued audit report or the underlying financial statements, or (B) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the satisfaction of BDO, would have prevented it from rendering an unqualified audit report on those financial statements), and due to the dismissal of BDO or for any other reason, the issue had not been resolved to the satisfaction of BDO prior to its dismissal.
                  During the past two fiscal  years and the  subsequent  interim period prior to the engagement of WS&B, the Registrant did not consult (nor did anyone on the Registrant's behalf consult) WS&B with respect to either (i.) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that WS&B concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii.) any matter that was the subject of a disagreement between the Registrant and BDO or a reportable event described in the preceding paragraph.

                  The Registrant has provided BDO with a copy of the disclosure set forth herein and has requested that BDO furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant herein and, if not, stating the respects in which it does not agree. A copy of BDO's letter is filed as an Exhibit hereto.

Items 5 - 6:      Inapplicable.

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits

  Exhibit Number          Description

        1 BDO Letter, dated __________________, addressed to the Securities and Exchange Commission.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 24, 1998


                                                GLENGATE APPAREL, INCORPORATED


                                                     /s/ Peter D. Culbertson
                                                By:  _____________________
                                                     Peter D. Culbertson
                                                     President & CEO